CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
August 22, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Access-Power, Inc. is pleased to announce the filing of Form 1120 and Form 1125 U.S. Corporation Income Tax Return for the Fiscal Year ended December, 31, 2018. It is the first US FEDERAL TAX RETURN for our Corporation in over 19 years.
I certify that Access-Power, Inc. has zero debt, and only
244,144,121 shares outstanding on a fully diluted basis.

https://www.otcmarkets.com/stock/ACCR/security

Our comeback song:

https://www.youtube.com/watch?v=xbhCPt6PZIU

Respectfully submitted,

Patrick J. Jensen
Director
Access-Power, Inc.
August 22, 2019

Caution Concerning Forward Looking Statements:
This section contains important information about our forward-looking statements. Please also see our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC.
Caution Concerning Forward Looking Statements
Our public communications and SEC filings may contain "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and o ften contain words such as "expect," "anticipate," "intend," "plan," " believe," "seek," "see," "will," and "would."

Forward-looking statements by their nature address matters that are, to different degrees, uncertainty and statements about potential business or asset dispositions. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements.


By:

/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director
Access-Power, Inc.